UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2018

SMART GLOBAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38102	98-1013909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Maples Corporate Services Limited P.O. Box 309 Ugland House Grand Cayman		KY1-1104 Cayman Islands
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 623-1231

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⌧

EXPLANATORY NOTE

On June 11, 2018, SMART Global Holdings, Inc. (“SGH”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed the acquisition of Penguin Computing, Inc. (“Penguin”). This Form 8-K/A amends the Initial 8-K to include the historical audited and unaudited financial statements of Penguin and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial 8-K in reliance on the instructions to such items.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Penguin as of December 31, 2017 and for the year ended December 31, 2017, as required by this Item 9.01 are attached as Exhibit 99.1 hereto and are incorporated by reference herein.

The consent of the Independent Auditors of Penguin is attached hereto as Exhibit 23.1.

The unaudited consolidated financial statements of Penguin for the quarters ended March 31, 2018 and March 31, 2017 are incorporated by reference as Exhibit 99.2 to this Form 8-K/A.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of SGH and Penguin as of and for the nine months ended May 25, 2018, and for the year ended August 25, 2017 are attached hereto as Exhibit 99.3 and incorporated by reference herein.

(c)	Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Auditors of Penguin Computing, Inc.

99.1	Audited Consolidated Financial Statements of Penguin Computing, Inc. for the year ended December 31, 2017.

99.2	Unaudited Consolidated Financial Statements of Penguin Computing, Inc. for the quarters ended March 31, 2018 and March 31, 2017.

99.3

Unaudited Pro Forma Combined Financial Statements and Notes to the Unaudited Pro Forma Combined Financial Statements as of and for the nine months ended May 25, 2018 and for the year ended August 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMART GLOBAL HOLDINGS, INC.

By:	/s/ JACK PACHECO
	Name:	Jack Pacheco
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: August 24, 2018

3